Filed Pursuant to Rule 497(a)
File No. 333-213391
Rule 482ad

Prospect Capital Announces Public Offering of Convertible Notes due 2022

NEW YORK, May 15, 2018 (GLOBE NEWSWIRE) -- Prospect Capital Corporation (NASDAQ:PSEC) (“Prospect”, “our”, or “we”) today announced that it is offering, subject to market and other conditions, senior unsecured convertible notes due 2022 (the “Notes”) in an underwritten public offering.

The Notes will be a further issuance of the 4.95% Convertible Notes due 2022 that Prospect issued on April 11, 2017 in the aggregate principal amount of $225,000,000 (the "existing 4.95% Convertible Notes”). The Notes will be treated as a single series with the existing 4.95% Convertible Notes under the indenture and will have the same terms as the existing 4.95% Convertible Notes. The Notes will have the same CUSIP number and will be fully fungible and rank equally in right of payment with the existing 4.95% Convertible Notes. The Notes will mature on July 15, 2022, unless earlier converted, repurchased or redeemed in accordance with their terms. Interest on the Notes will accrue from January 15, 2018 and will be payable semi-annually in arrears on January 15 and July 15 of each year, commencing on July 15, 2018.
Prospect expects to use a portion of the net proceeds from the sale of the Notes to repay debt under our credit facility. Prospect intends to use the remainder of the net proceeds of the offering to invest in high quality short term debt investments, and/or make long term investments in accordance with its investment objective.
Goldman Sachs & Co. LLC will serve as the sole underwriter for the offering.
The offering of these securities may be made only by means of a prospectus and a related prospectus supplement, a copy of which may be obtained by contacting: Goldman Sachs & Co. LLC, Attention: Prospectus Department, 200 West Street, New York, NY 10282, telephone: (212) 902-1171 or email: prospectus-ny@ny.email.gs.com.
This press release shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.
ABOUT PROSPECT CAPITAL CORPORATION
Prospect Capital Corporation is a business development company that focuses on lending to and investing in private businesses. Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments.
We have elected to be treated as a business development company under the Investment Company Act of 1940 (“1940 Act”). We are required to comply with a series of regulatory requirements under the 1940 Act as well as applicable NASDAQ, federal and state rules and regulations. We have elected to be treated as a regulated investment company under the Internal Revenue Code of 1986. Failure to comply with any of the laws and regulations that apply to us could have an adverse effect on us and our shareholders.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, whose safe harbor for forward-looking statements does not apply to business development companies. Any such statements, other than statements of historical fact, are highly likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under our control, and that we may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from any forward-looking statements. Such statements speak only as of the time when made, and we undertake no obligation to update any such statement now or in the future.

For further information, contact:
Grier Eliasek, President and Chief Operating Officer
grier@prospectstreet.com
Telephone (212) 448-0702